EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

OPERATING REVENUES:
Gas utility	$240.9	$202.5	$771.7	$792.6
Electric utility	142.5	135.5	605.8	601.6
Nonutility	315.6	266.0	1,070.8	1,040.5
Total operating revenues	699.0	604.0	2,448.3	2,434.7

OPERATING EXPENSES:
Cost of gas sold	92.1	69.6	266.7	305.4
Cost of fuel and purchased power	43.4	42.6	183.6	187.5
Cost of nonutility revenues	114.8	90.5	363.4	355.0
Other operating	245.3	218.7	932.2	909.2
Depreciation and amortization	66.6	64.7	260.0	256.3
Taxes other than income taxes	16.1	14.9	60.9	59.5
Total operating expenses	578.3	501.0	2,066.8	2,072.9

OPERATING INCOME	120.7	103.0	381.5	361.8

OTHER INCOME:
Equity in earning (losses) of unconsolidated affiliates	—	—	(0.2)	(0.6)
Other income - net	6.8	5.6	28.7	20.3
Total other income	6.8	5.6	28.5	19.7

INTEREST EXPENSE	21.2	21.4	85.5	84.5

INCOME BEFORE INCOME TAXES	106.3	87.2	324.5	297.0

INCOME TAXES	36.7	22.0	112.9	99.7

NET INCOME	$69.6	$65.2	$211.6	$197.3

WEIGHTED AVERAGE AND DILUTED COMMON SHARES
OUTSTANDING	82.9	82.7	82.8	82.7

BASIC AND DILUTED EARNINGS PER SHARE OF COMMON STOCK	$0.84	$0.79	$2.55	$2.39

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

OPERATING REVENUES:
Gas utility	$240.9	$202.5	$771.7	$792.6
Electric utility	142.5	135.5	605.8	601.6
Other	0.1	0.1	0.3	0.3
Total operating revenues	383.5	338.1	1,377.8	1,394.5

OPERATING EXPENSES:
Cost of gas sold	92.1	69.6	266.7	305.4
Cost of fuel and purchased power	43.4	42.6	183.6	187.5
Other operating	82.8	78.3	333.6	339.1
Depreciation and amortization	56.3	52.2	219.1	208.8
Taxes other than income taxes	15.4	14.1	58.3	57.1
Total operating expenses	290.0	256.8	1,061.3	1,097.9

OPERATING INCOME	93.5	81.3	316.5	296.6

OTHER INCOME - NET	6.4	5.5	26.3	18.7

INTEREST EXPENSE	17.5	16.8	69.7	66.3

INCOME BEFORE INCOME TAXES	82.4	70.0	273.1	249.0

INCOME TAXES	31.1	23.4	99.5	88.1

NET INCOME	$51.3	$46.6	$173.6	$160.9

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	December 31,	December 31,
	2016	2015

ASSETS
Current Assets
Cash & cash equivalents	$68.6	$74.7
Accounts receivable - less reserves of $6.0 &
$5.6, respectively	225.3	227.5
Accrued unbilled revenues	172.4	142.5
Inventories	129.9	133.7
Recoverable fuel & natural gas costs	29.9	—
Prepayments & other current assets	52.7	81.0
Total current assets	678.8	659.4

Utility Plant
Original cost	6,545.4	6,090.4
Less: accumulated depreciation & amortization	2,562.5	2,415.5
Net utility plant	3,982.9	3,674.9

Investments in unconsolidated affiliates	20.4	20.9
Other utility & corporate investments	34.1	31.2
Other nonutility investments	16.1	16.2
Nonutility plant - net	423.9	414.6
Goodwill	293.5	293.5
Regulatory assets	308.8	249.4
Other assets	42.2	39.9
TOTAL ASSETS	$5,800.7	$5,400.0

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$302.2	$248.8
Refundable fuel & natural gas costs	—	7.9
Accrued liabilities	207.7	183.6
Short-term borrowings	194.4	14.5
Current maturities of long-term debt	124.1	73.0
Total current liabilities	828.4	527.8

Long-term Debt - Net of Current Maturities	1,589.9	1,712.9

Deferred Credits & Other Liabilities
Deferred income taxes	905.7	805.4
Regulatory liabilities	453.7	433.9
Deferred credits & other liabilities	254.9	236.2
Total deferred credits & other liabilities	1,614.3	1,475.5

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.9 and 82.8 shares, respectively	729.8	722.8
Retained earnings	1,039.6	962.2
Accumulated other comprehensive (loss)	(1.3)	(1.2)
Total common shareholders' equity	1,768.1	1,683.8
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,800.7	$5,400.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months Ended
	December 31,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$211.6	$197.3
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	260.0	256.3
Deferred income taxes & investment tax credits	100.1	80.4
Provision for uncollectible accounts	6.9	8.1
Expense portion of pension & postretirement benefit cost	3.6	6.8
Other non-cash items - net	7.8	7.3
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	(39.6)	(15.4)
Inventories	3.9	(15.2)
Recoverable/refundable fuel & natural gas costs	(37.8)	15.2
Prepayments & other current assets	22.9	20.3
Accounts payable, including to affiliated companies	40.7	(0.5)
Accrued liabilities	22.7	(0.9)
Employer contributions to pension & postretirement plans	(19.6)	(26.5)
Changes in noncurrent assets	(44.0)	(21.9)
Changes in noncurrent liabilities	(15.1)	(6.1)
Net cash provided by operating activities	524.1	505.2

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	—	385.5
Dividend reinvestment plan & other common stock issuances	6.3	6.2
Requirements for:
Dividends on common stock	(134.2)	(127.3)
Retirement of long-term debt	(73.0)	(170.0)
Other financing activities	—	0.2
Net change in short-term borrowings	179.9	(141.9)
Net cash used in financing activities	(21.0)	(47.3)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets and other collections	33.0	27.5
Requirements for:
Capital expenditures, excluding AFUDC equity	(542.0)	(476.9)
Business acquisitions and other costs	(5.2)	(14.3)
Changes in restricted cash	5.0	(5.9)
Net cash used in investing activities	(509.2)	(469.6)

Net change in cash & cash equivalents	(6.1)	(11.7)
Cash & cash equivalents at beginning of period	74.7	86.4
Cash & cash equivalents at end of period	$68.6	$74.7

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$30.1	$23.9	$76.1	$64.4
Electric Utility Services	17.7	15.6	84.7	82.6
Other Operations	3.5	7.1	12.8	13.9
Total Utility Group	51.3	46.6	173.6	160.9

Nonutility Group
Infrastructure Services	15.1	10.1	25.0	29.7
Energy Services	3.8	7.7	12.5	7.3
Other Businesses	(0.2)	0.3	(0.6)	(0.7)
Nonutility Group	18.7	18.1	36.9	36.3

Corporate and Other	(0.4)	0.5	1.1	0.1

Vectren Consolidated	$69.6	$65.2	$211.6	$197.3

EARNINGS PER SHARE:
Utility Group	$0.62	$0.56	$2.10	$1.95
Nonutility Group	0.23	0.22	0.44	0.44
Corporate and Other	(0.01)	0.01	0.01	—

Reported EPS	$0.84	$0.79	$2.55	$2.39

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

GAS UTILITY (Millions):
Residential Margin	$88.1	$80.9	$303.4	$282.4
Commercial Margin	25.4	22.5	82.5	78.4
Industrial Margin	19.9	16.1	67.1	61.4
Other Margin	1.7	1.9	7.4	9.3
Regulatory Expense Recovery Mechanisms	13.7	11.5	44.6	55.7
Total Gas Utility Margin	148.8	132.9	505.0	487.2
Cost of Gas Sold	92.1	69.6	266.7	305.4
Total Gas Utility Revenue	$240.9	$202.5	$771.7	$792.6

GAS SOLD & TRANSPORTED (MMDth):
Residential	22.1	18.2	66.6	72.0
Commercial	9.9	7.5	30.6	32.9
Industrial	33.2	32.7	127.0	125.3
	65.2	58.4	224.2	230.2

AVERAGE GAS CUSTOMERS
Residential	929,128	920,175	927,050	918,407
Commercial	85,103	84,617	85,190	84,704
Industrial	1,734	1,721	1,729	1,703
	1,015,965	1,006,513	1,013,969	1,004,814

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)	96%	89%	93%	95%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

ELECTRIC UTILITY (Millions):
Residential Margin	$32.1	$30.0	$153.6	$151.3
Commercial Margin	26.2	25.2	107.6	107.3
Industrial Margin	27.3	26.8	112.1	109.7
Other Margin	3.2	2.2	5.8	4.5
Regulatory Expense Recovery Mechanisms	2.1	1.4	13.7	9.6
Wholesale and Transmission	8.2	7.3	29.4	31.7
Total Electric Utility Margin	99.1	92.9	422.2	414.1
Cost of Fuel & Purchased Power	43.4	42.6	183.6	187.5
Total Electric Utility Revenue	$142.5	$135.5	$605.8	$601.6

ELECTRICITY SOLD (GWh):
Residential	294.0	266.5	1,424.5	1,407.5
Commercial	312.4	300.4	1,304.5	1,306.9
Industrial	612.3	676.1	2,722.3	2,721.5
Other Sales - Street Lighting	6.3	6.3	22.9	22.2
Total Retail	1,225.0	1,249.3	5,474.2	5,458.1
Wholesale	98.8	14.5	136.1	337.8
	1,323.8	1,263.8	5,610.3	5,795.9

AVERAGE ELECTRIC CUSTOMERS
Residential	125,911	125,141	125,662	124,986
Commercial	18,607	18,488	18,551	18,471
Industrial	113	113	113	113
Other	39	39	39	38
	144,670	143,781	144,365	143,608

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	106%	101%	125%	111%
Heating Degree Days (Indiana)	94%	87%	84%	88%